UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2007

BROOKE CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51423	20-2679740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 661-0123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 28, 2007, the Audit Committee of the Board of Directors of Brooke Credit Corporation (the “Company”) dismissed Freedman & Goldberg (“Freedman”) as the Company’s independent registered public accounting firm.

Freedman’s reports on the Company’s financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2006 and 2005 and through September 28, 2007, there were no disagreements with Freedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Freedman, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the fiscal years ended December 31, 2006 and 2005 and through September 28, 2007, there were no reportable events described in Item 304(a)(1)(v) of Regulation S-K.

Freedman has provided the Company with a letter addressed to the Securities and Exchange Commission stating that Freedman agrees with the above statements. A copy of this letter is filed with this Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

Also on September 28, 2007, the Audit Committee engaged Summers Spencer & Callison, CPAs, Chartered as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years, Summers Spencer & Callison, CPAs, Chartered has served as Brooke Corporation’s auditor. Brooke Corporation is the majority shareholder of the Company, and holds approximately 62% of the stock of the Company. In addition, Summers Spencer & Callison, CPAs, Chartered served as the auditor for the former Brooke Credit Corporation until its merger with Oakmont Acquisition Corp on July 18, 2007.

Item 7.01	Regulation FD Disclosure

On October 3, 2007, Brooke Credit Corporation issued a “road show” presentation that sets forth selected company and financial information that is being presented to certain analysts. A copy of the presentation is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01, including the exhibits furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including the exhibit, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter from Freedman & Goldberg to Securities and Exchange Commission dated October 2, 2007.

Exhibit 99.1	Presentation dated October 3, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 10/03/07

BROOKE CREDIT CORPORATION

/s/ Michael Lowry
Michael Lowry President and Chief Executive Officer

Exhibits

16.1	Exhibit 16.1 Letter from Freedman & Goldberg to Securities and Exchange Commission dated October 2, 2007.

99.1	Exhibit 99.1 Presentation dated October 3, 2007.